Summary Prospectus
July 29, 2016
(As amended October 19, 2016)
Columbia EM Quality Dividend ETF
(formerly EGShares EM Quality Dividend ETF)

CUSIP	Ticker Symbol
19762B301	HILO
Before you invest, you may want to review the Columbia EM Quality Dividend ETF (the Fund) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.columbiathreadneedleetf.com/emergingmarkets. You can also get this information at no cost by calling 888.800.4347, by sending an email to salesinquiries@columbiathreadneedle.com or from your financial advisor. This Summary Prospectus incorporates by reference the Fund’s prospectus and statement of additional information, dated July 29, 2016.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).

Investment Objective
Columbia EM Quality Dividend ETF (the Fund) seeks investment results that correspond (before fees and expenses) to the price and yield performance of the Beta AdvantageSM Emerging Markets Quality Dividend Index (the HILO Underlying Index).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may also pay brokerage commissions on the purchase and sale of shares of the Fund, which are not reflected in the table. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees(a)	0.85%
Distribution and/or service (12b-1) fees(b)	0.00%
Other expenses	0.00%
Total annual Fund operating expenses	0.85%
(a)	Pursuant to the Investment Management Services Agreement with Columbia ETF Trust II (the Trust) on behalf of the Fund, Columbia Management Investment Advisers, LLC (the Investment Manager) pays all of the operating costs and expenses of the Fund, except for payments under the Fund’s Rule 12b-1 plan (if any), brokerage expenses, taxes, interest, litigation expenses, and other infrequent and/or unusual expenses.
(b)	The Fund does not anticipate that it will incur any 12b-1 fees during the current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Investors may pay brokerage commissions on their purchases and sales of the Fund’s shares, which are not reflected in the example. The example also does not include transaction fees on purchases and redemptions of Creation Units (defined below) because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
1 year	3 years	5 years	10 years
$87	$271	$471	$1,049
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
The Fund is an exchange-traded fund (ETF). The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the HILO Underlying Index through investments in equity securities, including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world.
Under normal circumstances, the Fund will invest at least 80% of its net assets in developing market companies included in the HILO Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines “developing market” countries as those that are in frontier market countries (i.e., those that are in the early stages of their economic development) and emerging market countries (i.e., those that are in the intermediate stages of their economic development), and classified by
1	Columbia EM Quality Dividend ETF

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) as “Developing Markets.” The Fund may invest in small capitalization (small cap) companies (i.e., those with market capitalizations between U.S. $100 million and U.S. $2 billion) and mid-capitalization (mid cap) companies (i.e., those with market capitalizations between U.S. $2 billion and U.S. $10 billion). A substantial portion of the Fund’s assets are denominated in currencies other than the U.S. Dollar.
The HILO Underlying Index is an equal-weighted index designed to represent a portfolio of approximately 50 companies in developing markets, which is expected to have a dividend yield higher than the average dividend yield of companies included in the developing markets universe as defined by Columbia Management. The market capitalization of index constituents as of June 30, 2016 ranged from approximately U.S. $1.8 billion to U.S. $165 billion. The HILO Underlying Index is sponsored by Columbia Management. An equal-weighted index represents the performance of its constituent securities in equal proportion to one another.
The Fund intends to replicate the constituent securities of the HILO Underlying Index as closely as possible using ADRs, GDRs or ordinary local shares. In certain circumstances, when it may not be possible or practicable to fully implement a replication strategy, Columbia Management may utilize a “representative sampling” strategy whereby the Fund would hold a significant number of the component securities of the HILO Underlying Index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index.
The Fund will invest in specific countries or geographic regions to approximately the same extent as the HILO Underlying Index. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the HILO Underlying Index is concentrated.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Equity Securities. The price of one or more of the equity securities in the Fund’s portfolio may fall. Many factors can adversely affect an equity security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region.
Market Price Variance. As an ETF, the Fund’s shares generally trade in the secondary market on the NYSE Arca, Inc. (the Exchange) at market prices that change throughout the day. Although it is expected that the market price of Fund shares will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange.
Non-Correlation. The Fund’s return may not match the return of the HILO Underlying Index. The Fund incurs a number of operating expenses that are not reflected in the HILO Underlying Index, including the cost of buying and selling securities. If the Fund is not fully invested, holding cash balances may prevent it from tracking the HILO Underlying Index. In addition, the Fund’s NAV may deviate from the HILO Underlying Index if the Fund fair values a portfolio security at a price other than the price used by the HILO Underlying Index for that security. To the extent the Investment Manager uses a representative sampling strategy, the Fund may not track the HILO Underlying Index as closely as it would have if the Investment Manager were using a full replication strategy.
Index-Related Risk. There is no assurance that the HILO Underlying Index will be determined, composed or calculated accurately. While Columbia Management, the sponsor of the HILO Underlying Index, provides descriptions of what the HILO Underlying Index is designed to achieve, Columbia Management does not guarantee the quality, accuracy or completeness of data in respect of its indices, and does not guarantee that the HILO Underlying Index will be in line with its described index methodology. Gains, losses or costs to the Fund caused by errors to the HILO Underlying Index may therefore be borne by the Fund and its shareholders. Although Columbia Management maintains compliance policies and procedures designed to prevent conflicts of interest from arising in the portfolio management of the Fund and the personal trading of Columbia Management personnel.
Market Liquidity for Fund Shares. As an ETF, Fund shares are not individually redeemable securities. There is no assurance that an active trading market for Fund shares will develop or be maintained. Active market trading of Fund shares may cause more frequent creations or redemptions of Creation Units, which, if not conducted in-kind, could increase the rate of portfolio turnover and the Fund’s tracking error versus the HILO Underlying Index, as well as generate capital gains taxes.
Columbia EM Quality Dividend ETF	2

Concentration. The Fund will concentrate its investments in a particular industry or group of industries to approximately the same extent as the HILO Underlying Index, and as such, may be adversely affected by increased price volatility of securities in those industries, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those industries.
Foreign Investment. The Fund’s foreign investments may be more volatile because of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, lack of regulatory oversight, or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. Restrictions on currency trading may be imposed by foreign countries, which may adversely affect the value of the Fund’s portfolio securities.
Emerging Markets. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.
Frontier Markets. Frontier market countries generally have smaller economies or less developed capital markets than in more advanced emerging markets and, as a result, the risks of investing in emerging market countries may be magnified in frontier market countries.
Dividend-Paying Stocks. The HILO Underlying Index is comprised of, and the Fund invests in, securities of high dividend-paying (i.e., high income) companies. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income.
Foreign Currency. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate.
Country and Regional. The Fund will invest in specific countries or geographic regions to approximately the same extent as the HILO Underlying Index. To the extent that the Fund invests a significant portion of its assets in a particular country or a specific geographic region, the Fund will generally have more exposure to that country’s or region’s economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a country or region where a substantial portion of the Fund’s assets are invested, the Fund may experience increased volatility or illiquidity of its portfolio holdings, which may adversely affect Fund performance.
Small Cap and Mid Cap Companies. Small cap and mid cap companies may have greater volatility in price than the stocks of large cap companies due to limited product lines or resources or a dependency upon a particular market niche.
Liquidity. In certain circumstances, the Fund might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Investment Manager, preventing the Fund from tracking the HILO Underlying Index.
Depositary Receipts. Changes in foreign currency exchange rates will affect the value of ADRs or GDRs and, therefore, may affect the value of the Fund’s portfolio. There is no guarantee that a financial institution will continue to sponsor an ADR or GDR, or that the depositary receipts will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt.
Passive Management. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security was removed from the HILO Underlying Index.
Issuer Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.
Cash Transactions. In certain instances, the Fund may effect creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax efficient than an investment in a more conventional ETF.
International Closed Market Trading. Because some or all of the Fund’s underlying securities trade on an exchange that is closed when the securities exchange on which the Fund’s shares list and trade is open, there may be market uncertainty about the stale security pricing (i.e., the last quote from its closed foreign market) resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.
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Authorized Participants Concentration. The Fund has a limited number of financial institutions that may act as Authorized Participants (APs). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is willing or able to create or redeem shares of the Fund, the Fund’s shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance and the index the Fund seeks to track.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs).
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 888.800.4347 or visiting columbiathreadneedleetf.com/emergingmarkets.
Columbia Management Investment Advisers, LLC has been the Fund’s investment manager since September 1, 2016.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	1st Quarter 2012	11.17%
	Worst	3rd Quarter 2015	-17.79%
*	Year to Date return as of June 30, 2016: 13.41%
Average Annual Total Returns as of December 31, 2015
	1 Year	Since Inception (8/4/11)
Return Before Taxes	-17.85%	-8.03%
Return After Taxes on Distributions	-17.77%	-8.51%
Return After Taxes on Distributions and Sale of Fund Shares	-8.86%	-5.32%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	-14.92%	-18.99%
Beta AdvantageSM Emerging Markets Quality Dividend Index (reflects no deduction for fees, expenses or taxes) (since January 26, 2015)	N/A	-17.65%
Underlying Combined Index (reflects no deduction for fees, expenses or taxes, except withholding taxes) (1)	-16.63%	-6.93%

(1)	The Underlying Combined Index reflects the Indxx Emerging Market High Income Low Beta Index through January 31, 2014, the FTSE Emerging All Cap ex Taiwan Low Volatility Dividend Net Tax Index from February 3, 2014 through January 23, 2015, and the Beta AdvantageSM Emerging Markets Quality Dividend Index thereafter.
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Co-manager	September 2016
Frank Vallario	Portfolio Manager	Co-manager	July 2016
Columbia EM Quality Dividend ETF	4

Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (typically broker-dealers) in large blocks of shares, typically 50,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount).
Tax Information
The Fund’s distributions are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
5	Columbia EM Quality Dividend ETF

Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
225 Franklin Street, Boston, MA 02110-2804. All rights reserved.
© 2016 Columbia Management Investment Advisers, LLC.
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